UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): May 20, 2005

                              CENTER BANCORP, INC.

             (Exact Name of Registrant as Specified in its Charter)


         New Jersey                     2-81353                 52-1273725
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
       of Incorporation)                                     Identification No.)


                   2455 Morris Avenue, Union, New Jersey 07083
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (800) 862-3683

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01.        Other Events.

      On May 20, 2005, the Registrant disseminated a press release reporting that Registrant and Union Center National Bank, a national bank and a wholly-owned subsidiary of the Registrant, have completed their merger with Red Oak Bank, which is being filed with this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

            (c)   Exhibits

                  Exhibit 99.1 - Press release dated May 20, 2005


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CENTER BANCORP, INC.

                                   By: /s/ John J. Davis
                                       -----------------------------------------
                                   Name:   John J. Davis
                                   Title:  President and Chief Executive Officer



Dated: May 20, 2005


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                                  EXHIBIT INDEX

      Exhibit 99.1 - Press release dated May 20, 2005